Exhibit 10.1

Amendment No.

5983.A.016

Between

AT&T Services, Inc.

And

MobileIron, Inc.

AMENDMENT NO. 16 TO

AGREEMENT NO. 5983.C

After all Parties have  signed,  this  Amendment is made effective  as of the last date signed by a Party ("Effective Date")  and is between  MobileIron,  Inc., a  Delaware  corporation ("Supplier"),  and AT&T Services,  Inc., a  Delaware  corporation ("AT&T "),  each  of  which may be referred to  in the singular as a  "  Party" or  in the plural as the "Parties".

WITNESSETH

WHE REAS,  Supplier and AT&T entered into Agreement No. 20100106.054.C (subsequently renumbered as 5983.C) on April 22,  2010 (as subsequently  amended,  the "Agreement");

WHE REAS,  Supplier  and AT&T desire to amend the  Agreement as hereinafter set forth

NOW, THEREFORE,  in cons ide ration  of the  premises and the covenants  hereinafter contained, the Parties  hereto agree as follows:

1. Section 3.11, titled "Duration of Agreement," is hereby  deleted in its entirety and replaced with a new Section bearing the same title, as follows:

3.11	Duration of Agreement
a.	This Agreement commences as of the Effective Date and will continue in effect for a term expiring May 01, 2022 unless it is Cancelled or Terminated before that date.

b.

Any Order in effect  on the date  when  this Agreement expires or  is  Terminated  or Cancelled will continue in effect until such  Order either (i) expires by  its  own terms  or (ii)  is  separately  Terminated or Cancelled,  prior to its  own expiration,  as provided  in this  Agreement. The terms  and conditions  of this  Agreement shall continue  to apply  to such  Order as if this Agreement were still in effect.

The terms and conditions  of the Agreement in all other respects remain unmodified and in  full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document,  (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the  same  extent as that of an original signature. This  Amendment ma y  be executed in multiple counterparts,  each of which shall be  deemed to constitute an original but all of which  together shall constitute only  one document.

IN WITNESS WHEREOF,  the Parties  have caused  this Amendment to the  Agreement to be executed,  as of the Effective Date.

MobileIron, Inc.	AT&T Services, Inc.
/s/Drew Hallin	/s/ Bhaskar Chundru
Printed Name: Drew Hallin:	Printed Name: Bhaskar Chundru
Title: Vice President, Legal	Title: Senior Sourcing Manager
Date: April 3, 2019	Date: April 3, 2019